UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2024

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, CarParts.com, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 56,644,740 shares of the Company’s common stock were entitled to vote as of April 4, 2024, the record date for the Annual Meeting. There were 46,890,273 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement filed April 24, 2024 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The stockholders elected three Class III directors to serve a three-year term, until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
David Meniane	36,719,543	2,637,484	7,533,246
Warren “Barry” Phelps III	37,211,740	2,145,287	7,533,246
Dr. Lisa Costa	36,355,585	3,001,442	7,533,246

Proposal No. 2 - Ratification of the Tax Benefits Preservation Plan, as amended

The stockholders voted to ratify the adoption by the Company’s board of directors of the Tax Benefits Preservation Plan, as amended, dated as of April 5, 2024, by and between the Company and Computershare Trust Company, N.A., as rights agent. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
33,955,928	5,331,744	69,355	7,533,246

Proposal No. 3 - Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
46,459,246	388,723	42,304	−

Proposal No. 4 - Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
34,594,141	4,344,267	418,619	7,533,246

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2024	CARPARTS.COM, INC.

	By:	/s/ Ryan Lockwood
	Name:	Ryan Lockwood
	Title:	Chief Financial Officer